SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                -----------------

                        Date of Report: December 19, 2003
                        (Date of earliest event reported)


                       Zond-PanAero Windsystem Partners I,
                        a California Limited Partnership
             (Exact Name of Registrant as Specified in its Charter)

       California                       0-13510                   77-003535
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                     1400 Smith Street, Houston, Texas 77002
                    (Address of Principal Executive Offices)


                                 (713) 853-0530
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.          Other Events.

     Attached hereto as Exhibit 99.1 is the unaudited financial and business information of Zond-PanAero Windsystem Partners I, a California Limited Partnership (the "Partnership") for the fiscal year ended December 31, 2002 (the "Operating Report"). As explained in the Partnership's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2003, Arthur Andersen LLP resigned as the auditor of the Partnership on February 5, 2002, and the Partnership has not had an auditor since that date. Accordingly, the Partnership did not file an Annual Report on Form 10-K for the year ended December 31, 2002 in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Because the Partnership still has no auditor, it is now providing the Operating Report attached hereto. December 19, 2003 is the date on which the Operating Report was completed.

     The Partnership intends to file as exhibits to Form 8-K operating reports for the first, second and third quarters of 2003, and for the year ended December 31, 2003 as soon as practicable, which the Partnership expects will be by March 31, 2004. Thereafter, the Partnership intends to file quarterly and annual operating reports using Form 8-K until the Partnership is able to retain an auditor and recommence filing periodic reports on Forms 10-K and 10-Q.

FORWARD LOOKING STATEMENTS

     THIS FORM 8-K, INCLUDING THE EXHIBIT ATTACHED HERETO, CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE EXCHANGE ACT. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND THAT ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, INCLUDING GENERAL ECONOMIC CONDITIONS, FUTURE TRENDS, AND OTHER RISKS, UNCERTAINTIES AND FACTORS DISCLOSED IN THE OPERATING REPORT ATTACHED AS AN EXHIBIT TO THIS FORM 8-K.

DISCLAIMERS

     ENRON WIND SYSTEMS, LLC ("EWS," FORMERLY KNOWN AS ENRON WIND SYSTEMS, INC.), THE PARENT OF ZOND WINDSYSTEMS MANAGEMENT LLC, THE GENERAL PARTNER OF THE PARTNERSHIP (THE "GENERAL PARTNER"), FILED FOR CHAPTER 11 BANKRUPTCY ON FEBRUARY 20, 2002. SUBSEQUENTLY, ON MAY 10, 2002, EWS AND CERTAIN OF ITS AFFILIATED COMPANIES (COLLECTIVELY, "ENRON WIND") SOLD THEIR ENTIRE BUSINESS EXCEPT CERTAIN ASSETS AND LIABILITIES TO GENERAL ELECTRIC COMPANY. EWS RETAINED ITS INDIRECT EQUITY INTERESTS IN THE PARTNERSHIP, INCLUDING THE GENERAL PARTNER INTEREST. AS A CONSEQUENCE OF THESE EVENTS, THE MANAGEMENT OF ENRON WIND, THE GENERAL PARTNER AND THE PARTNERSHIP CHANGED. THE INFORMATION AVAILABLE TO COMPILE THE ATTACHED OPERATING REPORT HAS BEEN PROVIDED ON THE BASIS OF INFORMATION AVAILABLE TO CURRENT MANAGEMENT AT THIS DATE. IT IS THEREFORE POSSIBLE THAT THERE MAY BE EVENTS OR ISSUES THAT HAVE NOT YET BEEN DISCOVERED BY THE CURRENT MANAGEMENT PROVIDING THE INFORMATION TO COMPILE THE OPERATING REPORT AND THAT THE OPERATING REPORT MAY NOT FULLY ACCOUNT FOR THESE EVENTS OR ISSUES.

     THE OPERATING REPORT HAS NOT BEEN REVIEWED OR AUDITED BY AN INDEPENDENT AUDITOR. THE OPERATING REPORT IS SUBJECT TO FURTHER REVIEW AND POTENTIAL ADJUSTMENT AND MAY NOT BE INDICATIVE OF THE PARTNERSHIP'S FINANCIAL CONDITION OR OPERATING RESULTS. SUCH INFORMATION SHOULD NOT BE RELIED UPON AS A FULLY COMPLIANT PERIODIC REPORT IN ACCORDANCE WITH THE REQUIREMENTS OF THE EXCHANGE ACT.

Item 7.          Financial Statements and Exhibits.

        (c)      Exhibits.

99.1 Unaudited financial and business information for the fiscal year ended December 31, 2002




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Zond-PanAero Windsystem Partners I,
                                      a California Limited Partnership

                                          By:  Zond Windsystems Management LLC,
                                               General Partner

Date: December 19, 2003                     By:  /s/  Eric D. Gadd
                                                 -----------------
                                                 Name:  Eric D. Gadd
                                                 Title: President and Chief
                                                        Executive Officer



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                                  EXHIBIT INDEX

Exhibit    Description
-------    -----------

99.1 Unaudited financial and business information for the fiscal year ended December 31, 2002